                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549





                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 20, 1995




               CAROLINA INVESTMENT PARTNERS, LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


                                 NORTH CAROLINA
                 (State or other jurisdiction of incorporation)



0-15571                                                                         56-1494619
(Commission File Number)                                 (IRS Employer Identification No.)


4112 Blue Ridge Road, Suite 210
Raleigh, North Carolina                                                              27612
(Address of principal executive offices)                                        (Zip Code)



                                 (919) 781-1700
              (Registrant's telephone number, including area code)





                                    1 of 4

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

The Registrant, Churchill & Banks, Ltd. ("Churchill & Banks"), and ADA Corporation of North Carolina ("ADA") have executed an agreement for Churchill & Banks to purchase certain tracts of real property owned by the Registrant and ADA. The closing for sale of the property is to occur on October 31, 1995.
Set forth below is a summary of some of the material terms of the purchase agreement, which summary should be read in conjunction with the full terms of the purchase agreement, a copy of which is included as an exhibit hereto and is incorporated herein in its entirety.

On April 20, 1995, Registrant, Churchill & Banks and ADA entered into an Agreement for the Purchase and Sale of Real Estate, pursuant to which the Registrant will sell a parcel of land in the Wellington Park subdivision of the Town of Cary, Wake County, North Carolina, having a net area of approximately
16.309 acres. The purchase price for the land to be received by the Registrant is $5.25 per net square foot. The purchase price will be paid by Churchill & Banks at closing. The closing for the sale of the property is to occur on October 31, 1995. The registrant will pay a commission to J. M. Kane, Kane Development Company equal to 7.50% of the purchase price.

The Purchase Agreement contains a number of conditions to closing which must be satisfied prior to closing. Consequently, there can be no assurance this Agreement will result in a closing.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         99 Agreement for the Purchase and Sale of Real Estate dated as of April 20, 1995 between the Registrant, Churchill & Banks, Ltd., and ADA Corporation of North Carolina.





                                    2 of 4

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CAROLINA INVESTMENT PARTNERS, LIMITED
                                          PARTNERSHIP


                                          By: WALSMITH ASSOCIATES TWO,
                                                 General Partner


Date:  May 3, 1995                        By:  Alton L. Smith
                                             ----------------------------------
                                               Alton L. Smith, III
                                               General partner and
                                               Principal financial Officer





                                    3 of 4

                                 EXHIBIT INDEX



EXHIBIT NO.               DESCRIPTION                               PAGE NO.
   99            Agreement for Purchase and sale of
                 Real Estate dated as of April 20, 1995
                 between the Registrant, Churchill & Banks,
                 Ltd., and ADA Corporation of North Carolina.





                                    4 of 4